UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Commission File Number 000-50098

Date of Report (Date of earliest event reported):   April 13, 2026

PUBLIC COMPANY MANAGEMENT CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	88-0493734
(IRS Employer Identification No.)

9350 Wilshire Boulevard, Suite 203
Beverly Hills, CA	90212
(Address of principal executive offices)	( Zip Code)

Not applicable
(Former name or former address, if changed since last report.)

310 862 1957
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PCMC	OTC Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 28, 2026, the Board of Directors of Public Company Management Corporation (the “Company”) approved an amendment to Article 4 of the Company’s Articles of Incorporation (the “Amendment”) to expressly authorize the Board to establish one or more series of the Company’s 50,000,000 authorized shares of Preferred Stock and to fix the designations, powers, preferences, rights, qualifications, limitations, and restrictions of each such series in accordance with Nevada Revised Statutes (“NRS”) 78.195 and 78.1955. On February 28, 2026, the holders of a majority of the Company’s voting power approved the Amendment by written consent in accordance with NRS 78.390 and the Company’s governing documents. The Company mailed an Information Statement to our stockholders as required under the rules and regulations of the Exchange Act.

The Amendment (i) restates and amends Article 4 to confirm the Company’s authorized capital stock of 500,000,000 shares of Common Stock, par value $0.001 per share, and 50,000,000 shares of Preferred Stock, par value $0.001 per share, and (ii) grants the Board of Directors “blank-check” authority to create one or more series of Preferred Stock and to determine the rights and preferences of each series by resolution and Certificate of Designation filed with the Nevada Secretary of State. The Amendment was filed with the Nevada Secretary of State on April 13, 2026 and became effective upon filing. A copy of the Certificate of Amendment is filed as Exhibit 3.4 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description.

3.4	Amendment to Articles of Incorporation - April 13, 2026

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2026

PUBLIC COMPANY MANAGEMENT CORPORATION

By:	/s/ Quynh Hoa T. Tran
Name:	Quynh Hoa T. Tran
Title:	President and Chief Financial Officer
Date:	April 14, 2026